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                                                               EXHIBIT 99.(1)(B)

                          EATON VANCE MUNICIPALS TRUST

              Amendment dated June 23, 1997 to Declaration of Trust

         WHEREAS, the Trustees of Eaton Vance Municipals Trust, a Massachusetts business trust (the "Trust"), have previously designated separate series (or "Funds"); and

         WHEREAS, in connection with a reorganization of the Funds the Trustees now desire to rename certain of the Funds, establish and designate classes of shares for such Funds, and terminate certain other Funds effective with the end of their current fiscal year ends pursuant to the Trust's Amended and Restated Declaration of Trust dated January 11, 1993 (the "Declaration of Trust");

         NOW, THEREFORE, the undersigned, being at least a majority of the duly elected and qualified Trustees presently in office of the Trust, hereby:

         1.       Rename the Funds listed below as follows:

                       Eaton Vance Alabama Municipals Fund
  (formerly EV Marathon Alabama Municipals Fund - Effective September 1, 1997)
                       Eaton Vance Arizona Municipals Fund
    (formerly EV Marathon Arizona Municipals Fund - Effective August 1, 1997)
                      Eaton Vance Arkansas Municipals Fund
  (formerly EV Marathon Arkansas Municipals Fund - Effective September 1, 1997)
                     Eaton Vance California Municipals Fund
  (formerly EV Marathon California Municipals Fund - Effective October 1, 1997)
                      Eaton Vance Colorado Municipals Fund
   (formerly EV Marathon Colorado Municipals Fund - Effective August 1, 1997)
                     Eaton Vance Connecticut Municipals Fund
  (formerly EV Marathon Connecticut Municipals Fund - Effective August 1, 1997)
                       Eaton Vance Florida Municipals Fund
   (formerly EV Marathon Florida Municipals Fund - Effective October 1, 1997)
                       Eaton Vance Georgia Municipals Fund
  (formerly EV Marathon Georgia Municipals Fund - Effective September 1, 1997)
                      Eaton Vance Kentucky Municipals Fund
  (formerly EV Marathon Kentucky Municipals Fund - Effective September 1, 1997)
                      Eaton Vance Louisiana Municipals Fund
 (formerly EV Marathon Louisiana Municipals Fund - Effective September 1, 1997)
                      Eaton Vance Maryland Municipals Fund
  (formerly EV Marathon Maryland Municipals Fund - Effective September 1, 1997)
                    Eaton Vance Massachusetts Municipals Fund
(formerly EV Marathon Massachusetts Municipals Fund - Effective October 1, 1997)
                      Eaton Vance Michigan Municipals Fund
   (formerly EV Marathon Michigan Municipals Fund - Effective August 1, 1997)
                      Eaton Vance Minnesota Municipals Fund
   (formerly EV Marathon Minnesota Municipals Fund - Effective August 1, 1997)
                     Eaton Vance Mississippi Municipals Fund
 (formerly EV Marathon Mississippi Municipals Fund - Effective October 1, 1997)
                      Eaton Vance Missouri Municipals Fund
  (formerly EV Marathon Missouri Municipals Fund - Effective September 1, 1997)
                      Eaton Vance National Municipals Fund
   (formerly EV Marathon National Municipals Fund - Effective October 1, 1997)
                     Eaton Vance New Jersey Municipals Fund
  (formerly EV Marathon New Jersey Municipals Fund - Effective August 1, 1997)
                      Eaton Vance New York Municipals Fund
   (formerly EV Marathon New York Municipals Fund - Effective October 1, 1997)
                   Eaton Vance North Carolina Municipals Fund
             (formerly EV Marathon North Carolina Municipals Fund -
                          Effective September 1, 1997)
                        Eaton Vance Ohio Municipals Fund
     (formerly EV Marathon Ohio Municipals Fund - Effective October 1, 1997)
                       Eaton Vance Oregon Municipals Fund
   (formerly EV Marathon Oregon Municipals Fund - Effective September 1, 1997)
                    Eaton Vance Pennsylvania Municipals Fund
 (formerly EV Marathon Pennsylvania Municipals Fund - Effective August 1, 1997)
                    Eaton Vance Rhode Island Municipals Fund
 (formerly EV Marathon Rhode Island Municipals Fund - Effective October 1, 1997)
                   Eaton Vance South Carolina Municipals Fund
             (formerly EV Marathon South Carolina Municipals Fund -
                          Effective September 1, 1997)
                      Eaton Vance Tennessee Municipals Fund
 (formerly EV Marathon Tennessee Municipals Fund - Effective September 1, 1997)
                        Eaton Vance Texas Municipals Fund
     (formerly EV Marathon Texas Municipals Fund - Effective August 1, 1997)
                      Eaton Vance Virginia Municipals Fund
  (formerly EV Marathon Virginia Municipals Fund - Effective September 1, 1997)
                    Eaton Vance West Virginia Municipals Fund
(formerly EV Marathon West Virginia Municipals Fund - Effective October 1, 1997)


         2. Each Fund shall have classes of shares established and designated as Class A, Class B, Class C and Class I shares on the dates indicated in paragraph 1, and the Trustees may designate additional classes in the future. For purposes of allocating liabilities among classes, each class of a series shall be treated in the same manner as a separate series.

         3. All series of Trust with the designation "Traditional" or "Classic" shall be terminated, and the series designated "Massachusetts Municipal Bond Portfolio" shall be terminated, on the dates indicated in paragraph 1.

Dated:  June 23, 1997

/s/ Donald R. Dwight                      /s/ Norton H. Reamer
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Donald R. Dwight                          Norton H. Reamer

/s/ James B. Hawkes                       /s/ John L. Thorndike
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James B. Hawkes                           John L. Thorndike

/s/ Samuel L. Hayes, III                  /s/ Jack L. Treynor
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Samuel L. Hayes, III                      Jack L. Treynor